                                                                  Van Eck Global
                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1998


        discipline

                                                      Worldwide Hard Assets Fund


        allocation


                              diversity



A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                       VAN ECK WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

Performance was unexpectedly difficult during the first half of the year as concerns over a slowing global economy put pressure on most hard asset sectors. In this environment, the Fund declined 13.3% during the first six months of 1998. Related indices also fell sharply: the Goldman Sachs Commodity Index fell 18.3%, the Morgan Stanley Real Estate Index fell 5.1%, and gold shares declined 4.1% (MSCI Gold Mines Index). Several energy-related indices fell precipitously, particularly the oil service and exploration and production sectors in the U.S. and Canada, which declined over 20%.

REVIEW
During the first half of the year, most hard asset sectors suffered greatly from fallout related to the Asian economic crisis. We anticipated some weakness, but did not foresee the depth of the damage. Our efforts to hedge the natural resource equity positions through short commodity positions were successful, but not nearly sufficient to offset significant weakness in the equities. Finally, our defensive position in U.S. REITs failed to provide protection.

Asia's economic crisis is being driven by the region's large debt overhang, the lack of a solvent Asian banking system, and the deflationary transition from command to market economies in China and Japan. Economic conditions were exacerbated by IMF-administered austerity programs in some countries that served to damage rather than repair their economies in the short term.

The weakening of the Asian economies, and thus demand from the region, had a large impact on hard asset investments. Non-Japan Asia has played a large role in the commodity markets in recent years. For example, Korea, China, India and the ASEAN-4 (Indonesia, Malaysia, the Philippines and Thailand) accounted for about 60% of the total growth in world petroleum consumption from 1992 to 1996 and 60-65% of world consumption growth in aluminum, zinc and lead. In addition, since most commodities are priced in dollars, strength in the trade-weighted value of the dollar has been a negative for commodity demand and pricing. Finally, supply additions in many markets continued, putting further pressure on prices.

Understanding this negative impact, we hedged a substantial portion of the Fund's oil and metals exposure during the first half of the year and the Fund profited. Oil prices fell about 20% and industrial metals prices fell about 12% during the first half. Still, allocations to natural resource shares (40-50% of the portfolio) proved to be too high.

In contrast to difficult conditions in other markets, North American real estate appeared to offer strong underlying fundamentals and defensive characteristics and we therefore allocated over one-third of the portfolio to this sector. However, U.S. real estate securities also declined. Despite low interest rates, earnings and cash flow growth rates well in excess of the U.S. equity market, with multiples one-half and dividend yields four times that of the U.S. equity market, the market focused on other concerns. These included assumptions that real estate prices have peaked, that legislative changes would alter the REIT structure and that additions to supply would result in dramatic overbuilding.

Our analysis suggests that these concerns are overdone and that exceptional value can be found in real estate securities. While we agree that prices have risen significantly, so have rents; therefore, the drop in property yields has not been as dramatic as some believe. Furthermore, debt rates and mortgage spreads have declined, preserving positive leverage. Finally, steadily increasing demand due to a strong economy and strong job growth is positive. We believe that the market is ignoring attractive internal growth prospects and development opportunities that should enable the group to deliver earnings and cash flow growth well in excess of the U.S. stock market. In regard to recent legislative attacks on REITs, we believe reforms should have a negligible effect on these securities going forward. Importantly, it appears that the downside in the group is limited given the rise in asset values that underpins current stock prices.

                       VAN ECK WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Pulp and paper stocks (approximately 6% of portfolio assets) ended the first half unchanged as strong performance during the first quarter was taken back in the second. Demand weakness in Asia was a key factor in subdued commodity prices, as Asia accounts for approximately one-third of global paper consumption. Significant consolidation activity in one of the most fragmented industries helped buoy valuations during the period.

Industrial metals stocks, which comprise only about 4% of your portfolio, declined during the first half. As in the forest products sector, cost cutting and consolidation were key positives but were more than offset by declining commodity prices on the back of weak Asian demand.

Gold (about 8% of your portfolio) has been trading in a tight range of $280- $310 an ounce throughout most of the year as the majority of the negatives appear to have been factored into prices last year. Notably, the recent pronouncements by the European Central Bank suggest that gold will comprise 15% of its total reserves, in line with expectations.

THE OUTLOOK
Going forward, we will continue to focus on fundamentals, as always. We are further concentrating the portfolio in the most promising sectors and have been upgrading the quality of the Fund's stocks in the process. We feel that there are good absolute and relative values to be realized in hard assets, but recognize that some investors may not be ready to return to the group near term given the underperformance of the last six months. Still, we believe there are selective opportunities at current valuations and that the Fund is well positioned for the second half of 1998.

We continue to favor real estate for the reasons detailed above, and have allocated approximately 40% of your Fund to this sector. Our real estate position is based on conditions of strong pricing power and cheap valuations-- both on a relative basis versus the market and on an absolute basis--in select segments of the North American real estate industry.

We believe oil prices are near a bottom. The recently announced OPEC production cuts (of approximately 4% of global production) should be enough to swing the market into a deficit situation in the fourth quarter and bring inventories down to a level that has historically resulted in higher trading ranges than current prices. In addition, there have been recent discussions of a "new alliance" of oil producers who control 70% of the world's known oil reserves. The goal of this alliance would be to boost oil prices by more than 50%. These factors, combined with conservative demand estimates and an expected decrease in inventory levels, should push oil prices up significantly by year end.

We are maintaining a small, selective allocation to pulp and paper stocks. We believe recent restructurings are very healthy for the sector from a fundamental standpoint. Further, downside risk should be moderated by prices that are near costs of production, and long-term healthy supply/demand conditions should help support equity valuations despite reduced demand from Asia.

Industrial metals prices are likely to remain subdued in the coming months due to ongoing weakness in demand from Asia. We believe prices are near lows, but that upside is limited in the short term. The third quarter may prove to be an excellent opportunity to purchase equity holdings in this sector for long-term appreciation and we may add to the position. Historically, purchases at current valuation levels have been very rewarding.

With regard to gold, we anticipate that the tight trading range established in the first half will be maintained for the remainder of the year and we will maintain our policy of buying dips. The key driver of gold, investment demand, will be muted due to the lack of inflationary pressures in the world economy. On the positive side, while we think that additional gold sales by European central banks are likely or at least the threat of gold sales is likely, we believe that factor has been priced in. The supply/demand situation in

                       VAN ECK WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
platinum group metals markets looks healthy from an intermediate perspective.
We believe Russian stockpiles of palladium have been depleted to close to zero. We have several equity possibilities in this sector that we are actively monitoring and will likely purchase as core fundamental holdings during the summer. These are attractively valued growth stories with restructuring benefits.

We appreciate your participation in the Worldwide Hard Assets Fund and look forward to helping you meet your investment goals in the future.

PHOTO                    PHOTO                    PHOTO

/s/ John C. van Eck      /s/ Derek S. van Eck     /s/ Kevin L. Reid
John C. van Eck          Derek S. van Eck         Kevin L. Reid
Chairman                 Co-Portfolio             Co-Portfolio
                         Manager                  Manager

July 27, 1998

                               SECTOR WEIGHTINGS
                              AS OF JUNE 30, 1998

                                  PIE CHART
Real Estate 38.6 %
Energy 30.7%
Cash/Other 12.3%
Precious Metals 7.8%
Industrial Metals 4.4%
Forest Products & Paper 6.2%

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
--------------------------------------------------------------------------------

AVERAGE ANNUAL
TOTAL RETURN
----------------------------
Life (since 9/1/89)    4.9 %
----------------------------
5 years                3.9 %
----------------------------
1 year               (14.5)%
----------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.


                            GEOGRAPHICAL WEIGHTINGS
                              AS OF JUNE 30, 1998


                                  PIE CHART

United States 57.1%
Canada 22.7%
Cash/Other 12.2%
Australia 2.1%
Singapore 1.9%
Russia 1.4%
United Kingdom 1.0%
Italy 0.7%
Mexico 0.6%
South Africa 0.3%

                       VAN ECK WORLDWIDE HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1998


PATRIOT AMERICAN HOSPITALITY, INC.
(U.S., 3.4%)

Patriot American Hospitality is a hotel real estate investment trust (REIT). The REIT is affiliated with Wyndham Hotel Corporation, a hotel management and operating company. Shares of the Trust and operating company are paired and trade as a unit.

STARWOOD HOTELS & RESORTS
(U.S., 3.2%)

Starwood Hotels & Resorts is a fully integrated owner/operator of full service hotels. It is comprised of Starwood Hotels & Resorts Trust, a REIT, which owns primarily hotel assets, and Starwood Hotels & Resorts Worldwide, Inc., a hotel management and operating company, which manages the hotels and related assets. Starwood controls both the Westin and Sheraton brands, among others. Shares of the Trust and operating company are paired and trade as a unit.

EQUITY RESIDENTIAL PROPERTIES TRUST
(U.S., 2.0%)

Equity Residential Properties is a real estate investment trust that owns and operates multi-family properties containing apartment units. Its properties are located in 34 states throughout the United States. The company is one of the largest owners of apartments in the United States.

ASIA PULP & PAPER COMPANY LTD.
(SINGAPORE, 1.9%)

Asia Pulp & Paper, through its subsidiaries, is a vertically integrated pulp and paper producer in Asia (except Japan) and throughout the world. The company produces a variety of printing and writing paper, including coated and uncoated freesheets, cut-sized photocopier paper, stationery and carbonless paper and a range of tissue paper products.

SMITH INTERNATIONAL, INC.
(U.S., 1.8%)

Smith International supplies products and services to the oil and gas exploration and production industry. The company's products and services include drilling and completion fluid systems, solids control equipment, waste management services, three-cone drill bits, diamond drill bits, fishing services, drilling tools, underreamers, sidetracking systems and liner hangers.

MACK-CALI REALTY CORPORATION
(U.S., 1.8%)

Mack-Cali is a self-administered and self-managed real estate investment trust. Along with its subsidiaries, the company develops, owns, manages and leases mostly office and related properties. Mack-Cali's properties are located primarily in the Northeast and Southwest regions of the United States.

PHILIPS INTERNATIONAL REALTY CORP.
(U.S., 1.7%)

Philips International is a real estate investment trust. The company owns, develops and redevelops neighborhood and community shopping centers predominantly located in the New York consolidated metropolitan area and, to a lesser extent, the Miami-Fort Lauderdale metropolitan area.

HIGHWOODS PROPERTIES, INC.
(U.S., 1.6%)

Highwoods Properties, with its operating partnership and subsidiaries, develops, manages, leases and acquires office and industrial properties.

PARKWAY PROPERTIES, INC.
(U.S., 1.5%)

Parkway Properties is a self-administered real estate investment trust (REIT). The company acquires, manages, finances and leases office properties.

BJ SERVICES COMPANY
(U.S., 1.5%)

BJ Services provides pressure pumping and other oilfield services for the petroleum industry worldwide. The company's pressure pumping services consist of well stimulation, cementing, sand control, and coiled tubing services used in the completion of new oil and natural gas wells. BJ Services also provides remedial work on existing onshore and offshore wells.

                           WORLDWIDE HARD ASSETS FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

 NO. OF SHARES
 OR PRINCIPAL                                                        VALUE
    AMOUNT                      SECURITIES (A)                      (NOTE 1)
------------------------------------------------------------------------------
 AUSTRALIA: 2.1%
 ENERGY: 0.7%
       971,800 Portman Mining Ltd.                                $    782,007
                                                                  ------------
 PRECIOUS METALS: 1.4%
       835,400 Acacia Resources Ltd.                                   889,434
       380,000 Delta Gold NL                                           465,736
       425,000 Gullewa Gold NL                                           9,208
       130,000 Ranger Minerals NL                                      288,887
                                                                  ------------
                                                                     1,653,265
                                                                  ------------
                                                                     2,435,272
                                                                  ------------
 CANADA: 22.7%
 ENERGY: 11.8%
        83,000 AltaGas Service Inc. (Special Warrants expiring
                1/24/99)(b)*                                           494,603
       668,500 Black Sea Energy Ltd.                                   250,400
       800,000 Bromley-Marr ECOS, Inc.                                 302,380
       145,500 Carmanah Resources Ltd.                                 292,318
        70,000 Chieftain International, Inc.                         1,658,125
       425,000 Cypress Energy Inc.                                   1,447,203
       165,000 Edge Energy Inc.                                        438,247
       149,500 Hurricane Hydrocarbons Ltd. (Class A)                   722,886
       170,000 Interoil Corp.                                          892,500
       550,000 KAPPA Energy Co. Inc.                                   191,031
       240,000 KAPPA Energy Co. Inc. (Special Warrants expiring
                6/04/99)(b)*                                            75,186
       187,100 NQL Drilling Tools Inc.                               1,146,797
       222,500 Pacalta Resources Ltd.                                1,288,010
    CAD375,000 Pacalta Resources Ltd. Sr. Notes Series B 10.75%
                6/15/04                                                375,000
       120,000 Plains Energy Services Ltd.                             514,864
       101,000 Prudential Steel Ltd.                                   777,267
       360,000 Startech Energy, Inc.                                 1,115,538
       265,000 Stellarton Energy Corp.                                 442,163
     1,000,000 Volterra Resources Inc.                                 476,726
       706,000 Windsor Energy Corp.                                  1,250,111
                                                                  ------------
                                                                    14,151,355
                                                                  ------------
 FOREST PRODUCTS: 1.4%
       148,500 St. Laurent Paperboard Inc.                           1,714,220
                                                                  ------------
 INDUSTRIAL METALS: 1.9%
     1,126,000 Auspex Minerals Ltd.                                    253,060
        51,000 Cameco Corp.                                          1,424,047
     1,467,600 International Uranium Corp.                             529,729
                                                                  ------------
                                                                     2,206,836
                                                                  ------------

 NO. OF SHARES
 OR PRINCIPAL                                                  VALUE
    AMOUNT                   SECURITIES (A)                   (NOTE 1)
------------------------------------------------------------------------
 CANADA (CONTINUED)
 PRECIOUS METALS: 1.8%
        36,900 Barrick Gold Corp.                           $    708,019
         1,000 Brazilian Resources Inc.                              146
     1,613,800 Brazilian Resources Inc. (Special Warrants
                expiring 9/11/98)(b)*                            236,297
        23,600 Euro-Nevada Mining Corp.                          322,253
       130,000 Greenstone Resources Ltd.                         500,221
        50,000 Meridian Gold Inc.                                103,858
        88,500 Namibian Minerals Corp.                           201,910
        27,500 Pacific Rim Mining Corp.                           13,110
        43,500 Rio Narcea Gold Mines, Ltd.                        96,578
                                                            ------------
                                                               2,182,392
                                                            ------------
 REAL ESTATE: 5.8%
        60,000 Bentall Corp.                                     694,657
        60,000 Brookfield Properties Corp.                       827,459
        65,000 Cadillac Fairview Corp.                         1,495,000
        40,000 Cambridge Shopping Centres Ltd.                   360,949
       175,000 Legacy Hotels REIT                              1,024,960
       110,000 O&Y Properties Corp.                              584,329
        65,000 TrizecHahn Corp.                                1,393,438
       120,000 UniHost Corp.                                     592,502
                                                            ------------
                                                               6,973,294
                                                            ------------
                                                              27,228,097
                                                            ------------
 ITALY: 0.7%
 ENERGY: 0.7%
        13,000 Ente Nazionale Idrocaburi S.p.A. (ADR)            845,000
                                                            ------------
 MEXICO: 0.6%
 ENERGY: 0.6%
        58,500 Tubos de Acero de Mexico S.A.                     749,531
                                                            ------------
 RUSSIA: 1.4%
 ENERGY: 1.4%
         4,230 Ural Petroleum Corp.*                           1,692,024
                                                            ------------
 SINGAPORE: 1.9%
 FOREST PRODUCTS: 1.9%
       205,100 Asia Pulp & Paper Company Ltd.                  2,307,375
                                                            ------------
 SOUTH AFRICA: 0.3%
 PRECIOUS METALS: 0.3%
       135,000 Western Areas Gold Mining Co. Ltd. (ADR)          411,750
                                                            ------------

                           WORLDWIDE HARD ASSETS FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

 NO. OF SHARES
 OR PRINCIPAL                                                   VALUE
    AMOUNT                    SECURITIES (A)                   (NOTE 1)
-------------------------------------------------------------------------
 UNITED KINGDOM: 1.0%
 ENERGY: 0.6%
         7,500 British Petroleum Co. plc (ADR)               $    661,875
                                                             ------------
 INDUSTRIAL METALS: 0.4%
       271,700 Billiton plc                                       550,435
                                                             ------------
                                                                1,212,310
                                                             ------------
 UNITED STATES: 57.1%
 ENERGY: 14.9%
        20,500 Apache Corp.                                       645,750
        60,000 BJ Services Company                              1,743,750
        17,000 Burlington Resources Inc.                          732,063
        69,900 Denali Inc.                                      1,092,188
        15,000 EVI Weatherford Inc.                               556,875
        15,000 Exxon Corp.                                      1,069,688
        47,100 Forcenergy Inc.                                    838,969
        39,000 J. Ray McDermott, S.A.                           1,618,500
       140,000 KCS Energy, Inc.                                 1,601,250
        82,000 Louis Dreyfus Natural Gas Corp.                  1,552,875
        80,000 Miller Exploration Co.                             620,000
         8,700 Mobil Corp.                                        666,638
        28,200 Pride International, Inc.                          477,638
        60,600 Smith International, Inc.                        2,109,638
        38,500 Stone Energy Corp.                               1,369,156
        71,500 Swift Energy Co.                                 1,139,531
                                                             ------------
                                                               17,834,509
                                                             ------------
 FOREST PRODUCTS: 2.9%
        27,300 Bowater Inc.                                     1,289,925
        21,800 Fort James Corp.                                   970,100
        36,000 Willamette Industries, Inc.                      1,152,000
                                                             ------------
                                                                3,412,025
                                                             ------------
 INDUSTRIAL METALS: 2.1%
        20,000 Aluminum Co. of America                          1,318,750
        85,000 Steel Dynamics, Inc.                             1,179,375
                                                             ------------
                                                                2,498,125
                                                             ------------
 INSURANCE: 0.1%
         3,000 Highlands Insurance Group, Inc.                     55,500
                                                             ------------
 PRECIOUS METALS: 4.3%
        57,400 Getchell Gold Corp.                                861,000
        81,000 Homestake Mining Co.                               840,375
  USD2,800,000 Morgan Guaranty Trust Co. Gold/Silver Ratio
                Indexed Note                                    2,652,160
        31,500 Newmont Mining Corp.                               744,188
                                                             ------------
                                                                5,097,723
                                                             ------------

 NO. OF SHARES
 OR PRINCIPAL                                                  VALUE
    AMOUNT                   SECURITIES (A)                   (NOTE 1)
------------------------------------------------------------------------
 UNITED STATES (CONTINUED)
 REAL ESTATE: 32.8%
        55,000 AMB Property Corp.                           $  1,347,500
        37,100 Arden Realty, Inc.                                959,963
        25,000 Bedford Property Investors, Inc.                  456,250
        50,000 Brandywine Realty Trust                         1,118,750
        60,000 CapStar Hotel Co.                               1,680,000
        47,100 CarrAmerica Realty Corp.                        1,336,463
        60,000 Cornerstone Properties, Inc.                    1,057,500
        30,000 Corporate Office Properties Trust, Inc.           266,250
        60,000 Equity Office Properties Trust                  1,702,500
        50,000 Equity Residential Properties Trust             2,371,875
        34,000 Excel Legacy Corp.                                148,750
        46,450 Excel Realty Trust, Inc.                        1,338,341
        60,000 Highwoods Properties, Inc.                      1,938,750
        27,200 Host Marriott Corp.                               484,500
        59,900 Kilroy Realty Corp.                             1,497,500
        59,300 LaSalle Hotel Properties                        1,004,394
        25,000 Macerich Co. (The)                                732,813
        61,000 Mack-Cali Realty Corporation                    2,096,875
        37,000 Pan Pacific Retail Properties, Inc.               753,875
        60,000 Parkway Properties, Inc.                        1,770,000
       171,199 Patriot American Hospitality, Inc.              4,098,060
       125,000 Philips International Realty Corp.              2,062,500
        45,000 Prentiss Properties Trust                       1,094,063
         1,523 Security Capital Group-B (Warrants
                expiring 9/18/98)                                    524
       100,000 Signature Resorts, Inc.                         1,650,000
        17,500 SL Green Realty Corp.                             393,750
        80,000 Starwood Hotels & Resorts                       3,865,000
        26,400 Tower Realty Trust, Inc.                          590,700
        20,000 TriNet Corporate Realty Trust, Inc.               680,000
        35,000 Westfield America, Inc.                           643,126
                                                            ------------
                                                              39,140,572
                                                            ------------
                                                              68,038,454
                                                            ------------
 TOTAL STOCKS AND OTHER INVESTMENTS: 87.8%
 (COST: $117,687,452)                                        104,919,813
                                                            ------------

                           WORLDWIDE HARD ASSETS FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                       See Notes to Financial Statements

  PRINCIPAL                                                            VALUE
    AMOUNT                      SECURITIES (A)                        (NOTE 1)
--------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS: 10.3%
 USD5,800,000 American Express Co. due 7/01/98 Interest Yield
               6.03%                                                $  5,800,000
    1,400,000 General Electric Co. due 7/01/98 Interest Yield
               5.68%                                                   1,400,000
    5,100,000 U.S. Treasury Bill due 7/23/98 Interest Yield 4.92%      5,084,666
                                                                    ------------
 TOTAL SHORT-TERM OBLIGATIONS: 10.3%
 (AMORTIZED COST: $12,284,666)                                        12,284,666
                                                                    ------------
 TOTAL INVESTMENTS: 98.1%
 (COST: $129,972,118)                                                117,204,479
 OTHER ASSETS LESS LIABILITIES: 1.9%                                   2,234,411
                                                                    ------------
 NET ASSETS: 100%                                                   $119,438,890
                                                                    ============

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, See Note 6.
 * Fair value as determined by the Board of Trustees.

Glossary:
ADR--American Depositary Receipt
GDR--Global Depositary Receipt

SUMMARY OF
NET ASSETS          % OF
BY INDUSTRY      NET ASSETS
-----------      ----------
Energy             30.7%
Forest Products
 & Paper            6.2%
Industrial Met-
 als                4.4%
Insurance           0.1%

SUMMARY OF
NET ASSETS           % OF
BY INDUSTRY       NET ASSETS
-----------       ----------
Precious Metals       7.8%
Real Estate          38.6%
U.S. Treasury
 Bill                 4.3%
Commercial Paper      6.0%
Other assets
 less
 liabilities          1.9%
                    ------
                    100.0%
                    ======

          WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
ASSETS:
Investments at value (cost, $129,972,118) (Note 1)...............  $117,204,479
Cash.............................................................       338,604
Receivables:
 Securities sold.................................................     2,689,596
 Capital shares sold.............................................     1,040,205
 Dividends and interest..........................................       410,353
                                                                   ------------
  Total assets...................................................   121,683,237
                                                                   ------------
LIABILITIES:
Payables:
 Securities purchased............................................     2,007,450
 Unrealized depreciation on forward currency contracts (Note 5)..        56,652
 Capital shares repurchased......................................         8,956
 Accounts payable................................................       171,289
                                                                   ------------
  Total liabilities..............................................     2,244,347
                                                                   ------------
Net assets.......................................................  $119,438,890
                                                                   ============
Shares outstanding...............................................    10,337,032
                                                                   ============
Net asset value, redemption and offering price per share
 ($119,438,890 / 10,337,032).....................................        $11.55
                                                                         ======
Net assets consist of:
 Aggregate paid in capital.......................................  $130,901,557
 Unrealized depreciation of investments, forward foreign currency
  contracts and foreign currency receivables and payables........   (12,865,233)
 Undistributed net investment income.............................     1,036,101
 Undistributed realized gain.....................................       366,465
                                                                   ------------
                                                                   $119,438,890
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
INCOME:
Dividends (less foreign taxes withheld of $25,694).....            $  1,264,995
Interest...............................................                 362,959
                                                                   ------------
  Total income.........................................               1,627,954
EXPENSES:
Management (Note 2)....................................  $699,511
Administration (Note 2)................................     1,002
Reports to shareholders................................    35,214
Custodian..............................................    32,653
Professional...........................................    28,854
Trustees' fees and expenses............................    14,724
Other..................................................    20,157
                                                         --------
  Total expenses.......................................   832,115
Expenses reduced by a directed brokerage arrangement
 (Note 2)..............................................   (16,491)
                                                         --------
  Net expenses.........................................                 815,624
                                                                   ------------
  Net investment income................................                 812,330
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (Note 3):
Realized gain from security transactions...............               4,020,042
Realized gain from foreign currency transactions.......                 262,835
Realized loss from options.............................                (380,061)
Realized loss from futures contracts...................                 (39,064)
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currency receivables
 and payables..........................................                 (58,528)
Change in unrealized appreciation of investments and
 futures contracts.....................................             (24,171,126)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...            $(19,553,572)
                                                                   ============

                       See Notes to Financial Statements

          WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                  SIX MONTHS
                                                     ENDED
                                                 JUNE 30, 1998     YEAR ENDED
                                                  (UNAUDITED)   DECEMBER 31, 1997
                                                 -------------  -----------------
DECREASE IN NET ASSETS:
OPERATIONS:
 Net investment income.........................  $    812,330     $   1,105,680
 Realized gain from security transactions......     4,020,042        19,469,353
 Realized gain (loss) from foreign currency
  transactions.................................       262,835          (156,861)
 Realized gain (loss) from options.............      (380,061)          405,632
 Realized loss from futures contracts..........       (39,064)              --
 Change in unrealized depreciation of forward
  foreign currency contracts and foreign cur-
  rency receivables and payables...............       (58,528)          (31,422)
 Change in unrealized appreciation of invest-
  ments and futures contracts..................   (24,171,126)      (22,921,982)
                                                 ------------     -------------
 Decrease in net assets resulting from opera-
  tions........................................   (19,553,572)       (2,129,600)
                                                 ------------     -------------
Dividends to shareholders from:
 Net investment income.........................      (892,481)       (3,252,318)
 Net realized gains............................   (21,915,374)       (4,406,366)
                                                 ------------     -------------
 Total dividends and distributions.............   (22,807,855)       (7,658,684)
                                                 ------------     -------------
CAPITAL SHARE TRANSACTIONS*:
 Net proceeds from sales of shares.............    64,179,478       217,010,487
 Reinvestment of dividends.....................    22,807,855         7,658,684
                                                 ------------     -------------
                                                   86,987,333       224,669,171
 Cost of shares reacquired.....................   (81,119,702)     (226,365,559)
                                                 ------------     -------------
 Increase (decrease) in net assets resulting
  from capital share transactions..............     5,867,631        (1,696,388)
                                                 ------------     -------------
 Total decrease in net assets..................   (36,493,796)      (11,484,672)
NET ASSETS:
Beginning of period............................   155,932,686       167,417,358
                                                 ------------     -------------
End of period (including undistributed net
 investment income of $1,036,101 and $853,417,
 respectively).................................  $119,438,890     $ 155,932,686
                                                 ============     =============
*SHARES OF BENEFICIAL INTEREST ISSUED AND
 REDEEMED (WITH AN UNLIMITED NUMBER OF $.001
 PAR VALUE SHARES AUTHORIZED):
 Shares sold...................................     4,857,685        13,234,532
 Reinvestment of dividends.....................     1,787,449           481,073
                                                 ------------     -------------
                                                    6,645,134        13,715,605
 Shares reacquired.............................    (6,225,110)      (13,811,497)
                                                 ------------     -------------
 Net increase (decrease).......................       420,024           (95,892)
                                                 ============     =============

                       See Notes to Financial Statements

                          WORLDWIDE HARD ASSETS FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                             FOR THE                   FOR THE
                           SIX MONTHS                EIGHT MONTHS
                              ENDED      YEAR ENDED     ENDED           YEAR ENDED APRIL 30,
                          JUNE 30, 1998 DECEMBER 31, DECEMBER 31, --------------------------------------
                           (UNAUDITED)      1997         1996       1996        1995     1994     1993
                          ------------- ------------ ------------ --------    --------  -------  -------
Net Asset Value,
 Beginning of Period....    $  15.72      $  16.72     $  16.92   $  13.49    $  13.11  $ 10.61  $  8.25
                            --------      --------     --------   --------    --------  -------  -------
Income from Investment
 Operations:
 Net Investment Income..        0.08          0.09         0.02       0.12        0.08     0.07     0.01
 Net Gain (Loss) on
  Securities (both
  realized and
  unrealized)...........       (1.95)        (0.36)        0.09       3.44        0.37     2.47     2.39
                            --------      --------     --------   --------    --------  -------  -------
Total from Investment
 Operations.............       (1.87)        (0.27)        0.11       3.56        0.45     2.54     2.40
                            --------      --------     --------   --------    --------  -------  -------
Less Distributions:
 Dividends from Net
  Investment Income.....       (0.09)        (0.31)       (0.16)     (0.13)      (0.07)   (0.04)   (0.04)
 Dividends from Capital
  Gains.................       (2.21)        (0.42)       (0.15)        --          --       --       --
                            --------      --------     --------   --------    --------  -------  -------
Total Distributions.....       (2.30)        (0.73)       (0.31)     (0.13)      (0.07)   (0.04)   (0.04)
                            --------      --------     --------   --------    --------  -------  -------
Net Asset Value, End of
 Period.................    $  11.55      $  15.72     $  16.72   $  16.92    $  13.49  $ 13.11  $ 10.61
                            ========      ========     ========   ========    ========  =======  =======
Total Return (a)........     (13.28%)       (1.67%)       0.60%     26.66%       3.43%   23.96%   29.19%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........    $119,439      $155,933     $167,417   $186,370    $127,320  $81,248  $30,896
Ratio of Gross Expenses
 to Average Net Assets..       1.19%         1.18%        1.24%*     1.08%          --       --       --
Ratio of Net Expenses to
 Average Net Assets.....       1.17%         1.17%        1.23%*     1.08%(b)    0.96%    0.96%    1.61%
Ratio of Net Income to
 Average Net Assets.....       1.16%         0.64%        0.10%*     0.81%       0.71%    0.64%    0.25%
Portfolio Turnover Rate.      77.78%       102.82%       46.14%     26.37%      23.30%   15.84%   14.61%
Average Commission Rate
 Paid (c)...............    $ 0.0421      $ 0.0594     $ 0.0305   $ 0.0310

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods of less than one year are not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 * Annualized.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund series, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and

                          WORLDWIDE HARD ASSETS FUND
-------------------------------------------------------------------------------
liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS
OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 1998, the Fund had a Morgan Guaranty Trust Co. Gold/Silver Ratio Indexed Note with a value of $2,652,160 that represented 2.22% of the net assets of the Fund.

NOTE 2--Van Eck Associates Corporation (the "Adviser") earned fees of $699,511 for the six months ended June 30, 1998 for investment management and advisory services. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million, which includes the fee paid to the Adviser for accounting and administrative services. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain administrative functions which amounted to $1,002 for the six months ended June 30, 1998.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $16,491 under this arrangement.

NOTE 3--Purchases and sales of securities other than short-term obligations aggregated $99,479,701 and $116,946,808, respectively, for the six months ended June 30, 1998. For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $129,972,118. As of June 30, 1998, net unrealized depreciation for federal income tax purposes aggregated $12,767,639, of which $7,561,948, related to appreciated securities and $20,329,587 related to depreciated securities.

NOTE 4--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting rules as are American companies and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund invests in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 5--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain from foreign currency transactions.

At June 30, 1998, the Fund had the following outstanding forward foreign currency contract:

                                    VALUE AT
                                   SETTLEMENT    CURRENT    UNREALIZED
 CONTRACT                             DATE        VALUE    DEPRECIATION
 --------                          ----------- ----------- ------------
 FOREIGN CURRENCY SALE CONTRACT:
 CAD 21,750,000 expiring 9/16/98   $14,778,827 $14,835,479   $(56,652)

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--RESTRICTED SECURITIES
The following securities are restricted as to sale:

                                                                 PERCENT OF
   DATE                                                         NET ASSETS AT
 ACQUIRED                                       COST    VALUE      6/30/98
 --------                                     -------- -------- -------------
 4/23/98  AltaGas Service Inc. (Special
           Warrants expiring 1/24/99)         $507,069 $494,603     0.41%
 3/12/97  Brazilian Resources Inc. (Special
           Warrant expiring 9/11/98)           508,750  236,297     0.20%
 6/01/98  KAPPA Energy Co. Inc. (Special
           Warrants expiring 6/04/99)          107,364   75,186     0.06%

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1998, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $33,853.

LOGO  VAN ECK GLOBAL

  Investment Adviser:       Van Eck Associates Corporation
         Distributor:       Van Eck Securities Corporation
                            99 Park Avenue, New York, NY 10016  www.vaneck.com
                                                               FR 1998-0728-0039